Exhibit 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $141,722,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-EC1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                            Encore Credit Corporation
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-EC1


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

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Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------


Transaction Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Avg. Life to    Mod. Dur. to    Payment Window Initial Credit
              Expected         Expected Ratings           Interest        Call/           Call/               to       Enhancement
   Class     Amount(1)        (S&P/Moody's/DBRS)  Index      Type    Mty(yrs)(2)(3) Mty(yrs)(2)(3)(4) Call/Mty(2)(3)    Level(5)
    A-1A   164,150,000           AAA/Aaa/AAA                            ***Not Offered - 144A Private Placement***

    A-1B    41,037,000          AAA/Aaa/ AAA                            ***Not Offered - 144A Private Placement***

    A-2A    43,791,000          AAA/Aaa/ AAA       1mL    Floating    1.00 / 1.00      0.98 / 0.98    04/05 - 05/07 /     21.40%
                                                                                                       04/05 - 05/07

    A-2B    17,260,000          AAA/Aaa/ AAA       1mL    Floating    3.00 / 3.00      2.86 / 2.86    05/07 - 10/09 /     21.40%
                                                                                                       05/07 - 10/09

    A-2C    15,157,000           AAA/Aaa/AAA       1mL    Floating    6.68 / 7.85      6.01 / 6.85    10/09 - 02/13 /     21.40%
                                                                                                       10/09 - 09/22

     M-1    18,437,000        AA+/Aa1/AA (high)    1mL    Floating    5.30 / 5.87      4.82 / 5.23    07/08 - 02/13 /     16.25%
                                                                                                       07/08 - 01/20

     M-2    11,098,000             AA/Aa2/AA       1mL    Floating    5.27 / 5.81      4.79 / 5.18    06/08 - 02/13 /     13.15%
                                                                                                       06/08 - 04/19

     M-3    18,437,000               A+/A2/A       1mL    Floating    5.24 / 5.75      4.73 / 5.09    05/08 - 02/13 /      8.00%
                                                                                                       05/08 - 08/18

     M-4     5,549,000               A/A3/A        1mL    Floating    5.24 / 5.67      4.72 / 5.03    05/08 - 02/13 /      6.45%
                                                                                                       05/08 - 12/16

     B-1     4,833,000     BBB+/Baa1/BBB (high)    1mL    Floating    5.23 / 5.60      4.63 / 4.89    04/08 - 02/13 /      5.10%
                                                                                                       04/08 - 04/16

     B-2     3,580,000     BBB+/Baa2/BBB (high)    1mL    Floating    5.22 / 5.52      4.61 / 4.82    04/08 - 02/13 /      4.10%
                                                                                                       04/08 - 06/15

     B-3     3,580,000       BBB-/Baa3/BBB (low)   1mL    Floating    5.22 / 5.42      4.52 / 4.65    04/08 - 02/13 /      3.10%
                                                                                                       04/08 - 10/14

     B-4     3,580,000        BB+/Ba1/BB (high)                         ***Not Offered - 144A Private Placement***


(1) Subject to a variance of plus or minus 5%.
(2) Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4) Assumes pricing at par.
(5) Includes 2.10% overcollateralization.


The Class A-2A, Class A-2B, Class A- 2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                           Securitized Asset Backed Receivables LLC
                                  Trust 2005-EC1

Depositor:                        Securitized Asset Backed Receivables LLC

Originator:                       Encore Credit Corporation

Servicer:                         Countrywide Home Loans Servicing LP

Loan Performance Advisor:         MortgageRamp, Inc., a Delaware Corporation

Trustee:                          Wachovia Bank, National Association

Lead Manager:                     Barclays Capital Inc.

Summary of Terms (cont'd)

Co Manager(s):                    Countrywide Securities Corp.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

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Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Rating Agencies:                  S&P/Moody's/DBRS

Offered Certificates:             Classes A-2A, A-2B, A-2C, M-1, M-2, M-3,
                                  M-4, B-1, B-2 and B-3 certificates.

LIBOR Certificates:               The Class A-1 Certificates, Class B-4
                                  certificates and the Offered Certificates.

Expected Closing Date:            March 30, 2005

Delivery:                         DTC, Euroclear and Clearstream.

Distribution Dates:               The 25th of each month, or if such day is not
                                  a business day, on the next business day, beginning in April 2005.

Final Scheduled Distribution
Date:                             The Distribution Date occurring in January
                                  2035.

Due Period:                       With respect to any Distribution Date, the
                                  period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:                With respect to any Distribution Date, the
                                  period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the cut-off date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:          With respect to any Distribution Date, the
                                  period commencing on the immediately
                                  preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:                 The price to be paid by investors for the
                                  Offered Certificates will not include
                                  accrued interest, and therefore will settle flat.

Interest Day Count:               Actual/360.

Interest Payment Delay:           Zero days.

Cut-off Date:                     March 1, 2005

Tax Status:                       The Offered Certificates will be treated as
                                  "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:                Subject to the considerations detailed in
                                  the Prospectus, all the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:                The Offered Certificates are not expected to
                                  constitute "mortgage related securities" for purposes of SMMEA.

Summary of Terms (cont'd)

Class A Certificate Group:        Either the Class A-1 Certificates or the
                                  Class A-2 Certificates, as applicable.

Class A Certificates:             Collectively, the Class A-1 Certificates and
                                  the Class A-2 Certificates.

Class A-1 Certificates:           Collectively, the Class A-1A and Class A-1B
                                  certificates.
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class A-2 Certificates:             Collectively, the Class A-2A, Class A-2B and
                                    Class A-2C certificates.

Class M Certificates:               Collectively, the Class M-1, Class M-2,
                                    Class M-3 and Class M-4 certificates.

Class B Certificates:               Collectively, the Class B-1, Class B-2,
                                    Class B-3 and Class B-4 certificates.

Mortgage Loans:                     The mortgage loans to be included in the
                                    trust will be primarily adjustable- and
                                    fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Encore Credit Corporation or its affiliates. On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $358,007,813. Approximately
                                    84.38% of the mortgage loans are
                                    adjustable-rate mortgage loans and
                                    approximately 15.62% are fixed-rate mortgage loans. Approximately 98.22% and 1.78% of the mortgage loans are first-lien and second-lien mortgage loans respectively. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off
                                    Date and, with the exception of 30-to 59-day delinquencies comprising 1.21% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date, no delinquencies, defaults or prepayments, through the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:             Approximately $261 million of mortgage loans
                                    that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:            Approximately $97 million of mortgage loans
                                    that have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Summary of Terms (cont'd)

Monthly Servicer Advances:          The Servicer will be obligated to advance
                                    its own funds in an amount equal to the
                                    aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable Servicer determination date.
                                    Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment Speed:           Fixed Rate Mortgage Loans: CPR starting at
                                    approximately 1.533% CPR in month 1 and
                                    increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter. ARM Mortgage Loans: 25%
                                    CPR.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Credit Enhancement:                 The credit enhancement provided for the
                                    benefit of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement Percentage:      For any Distribution Date, the percentage
                                    obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate
                                    Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:

                                    The later to occur of:

                                    (i)      the earlier to occur of:

                                             (a)        the Distribution
                                                        Date in April 2008
                                                        and

                                             (b)        the Distribution
                                                        Date following the
                                                        Distribution Date on
                                                        which the aggregate
                                                        Class Certificate
                                                        Balances of the
                                                        Class ACertificates
                                                        have been reduced
                                                        tozero; and

                                    (ii)     the first Distribution Date on
                                             which the Senior Enhancement
                                             Percentage (calculated for this
                                             purpose only after taking into
                                             account payments of principal
                                             applied to reduce the Stated
                                             Principal Balance of the mortgage
                                             loans for that Distribution Date
                                             but prior to any applications of
                                             Principal Distribution Amount to
                                             the certificates) is greater than
                                             or equal to the Specified Senior
                                             Enhancement Percentage
                                             (approximately 42.80%)

                                    (iii)

Summary of Terms (cont'd)

Trigger Event:                      Either a Cumulative Loss Trigger Event or
                                    Delinquency Trigger Event.

Delinquency Trigger Event:          With respect to any Distribution Date, the
                                    circumstances in which the quotient
                                    (expressed as a percentage) of (x) the
                                    rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent
                                    (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 38.00% of the prior period's Senior Enhancement Percentage.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Cumulative Loss Trigger Event:      With respect to any Distribution Date, the
                                    circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate
                                    Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                                    Distribution Date Occurring in  Loss Percentage
                                    ------------------------------  ---------------
                                    April 2008 through March 2009   3.000% for the first month, plus an additional 1/12th of 1.750%
                                                                    for each month thereafter (e.g., 3.875% in September 2008)
                                    April 2009 through March 2010   4.750% for the first month, plus an additional 1/12th of 1.500%
                                                                    for each month thereafter (e.g., 5.500% in September 2009)
                                    April 2010 through March 2011   6.250% for the first month, plus an additional 1/12th of 0.750%
                                                                    for each month thereafter (e.g., 6.625% in September 2010)
                                    April 2001 & thereafter         7.00%

Sequential Trigger Event:           With respect to any Distribution Date,
                                    before the 37th Distribution Date, the
                                    aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 3.00%, or if, on or after the 37th
                                    Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:             The Servicer may, at its option, purchase
                                    the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the
                                    Cut-off Date.

Summary of Terms (cont'd)

Credit Enhancement Percentage:      Initial Credit Enhancement      Target Credit Enhancement
                                    Class A:        21.40%          Class A:      42.80%
                                    Class M-1:      16.25%          Class M-1:    32.50%
                                    Class M-2:      13.15%          Class M-2:    26.30%
                                    Class M-3       8.00%           Class M-3     16.00%
                                    Class M-4       6.45%           Class M-4     12.90%
                                    Class B-1:      5.10%           Class B-1:    10.20%
                                    Class B-2:      4.10%           Class B-2:    8.20%
                                    Class B-3:      3.10%           Class B-3:    6.20%
                                    Class B-4:      2.10%           Class B-4:    4.20%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------


Step-up Coupons:                    For all LIBOR Certificates the interest rate
                                    will increase after the Optional Clean-up
                                    Call date, should the call not be exercised.
                                    At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1A certificates
Pass-Through Rate:                  The Class A-1A certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Group I Loan Cap.

Class A-1B certificates
Pass-Through Rate:                  The Class A-1B certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Group I Loan Cap.

Class A-2A certificates
Pass-Through Rate:                  The Class A-2A certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Group II Loan Cap.

Class A-2B certificates
Pass-Through Rate:                  The Class A-2B certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Group II Loan Cap.

Summary of Terms (cont'd)

Class A-2C certificates
Pass-Through Rate:                  The Class A-2C certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Group II Loan Cap.

Class M-1 Pass-Through Rate:        The Class M-1 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class M-2 Pass-Through Rate:        The Class M-2 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable and

                                    (ii)     the Pool Cap.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class M-3 Pass-Through Rate:        The Class M-3 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class M-4 Pass-Through Rate:        The Class M-4 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class B-1 Pass-Through Rate:        The Class B-1 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class B-2 Pass-Through Rate:        The Class B-2 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class B-3 Pass-Through Rate:        The Class B-3 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Class B-4 Pass-Through Rate:        The Class B-4 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                    (ii)     the Pool Cap.

Group I Loan Cap:                   Product of:

                                    (i)      the weighted average of the
                                             mortgage rates for each group I
                                             mortgage loan (in each case, less
                                             the applicable Expense Fee Rate)
                                             then in effect on the beginning of
                                             the related Due Period and

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group II Loan Cap:                  Product of:

                                    (i)      the weighted average of the
                                             mortgage rates for each group II
                                             mortgage loan (in each case, less
                                             the applicable Expense Fee Rate)
                                             then in effect on the beginning of
                                             the related Due Period and

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Pool Cap:                           Product of:

                                    (i)      the weighted average of (x) the
                                             mortgage rates for each group I
                                             mortgage loan (in each case, less
                                             the applicable Expense Fee Rate)
                                             and (y) the mortgage rates for each
                                             group II mortgage loan (in each
                                             case, less the applicable Expense
                                             Fee Rate) then in effect on the
                                             beginning of the related Due
                                             Period, in each case weighted on
                                             the basis of the related Group
                                             Subordinate Amount and

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group Subordinate Amount:           For any Distribution Date,

                                    (i)      for the Group I Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group I Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-1 Certificates
                                             immediately prior to such
                                             Distribution Date and

                                    (ii)     for the Group II Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group II Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-2 Certificates
                                             immediately prior to such
                                             Distribution Date.

Summary of Terms (cont'd)

Basis Risk Carry Forward Amount:    On any Distribution Date and for any class
                                    of LIBOR Certificates is the sum of:

                                    (x)      the excess of:

                                    (i)      the amount of interest that class
                                             of certificates would have been
                                             entitled to receive on that
                                             Distribution Date had the
                                             Pass-Through Rate not been subject
                                             to the Group I Loan Cap, the Group
                                             II Loan Cap or the Pool Cap, as
                                             applicable, over

                                    (ii)     the amount of interest that class
                                             of certificates received on that
                                             Distribution Date based on the
                                             Group I Loan Cap, the Group II Loan
                                             Cap, or the Pool Cap, as
                                             applicable, and

                                    (y)      the unpaid portion of any such
                                             excess described in clause (x) from
                                             prior Distribution Dates (and
                                             related accrued interest at the
                                             then applicable Pass-Through Rate
                                             on that class of certificates,
                                             without giving effect to the Group
                                             I Loan Cap, the Group II Loan Cap
                                             or the Pool Cap, as applicable).

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Interest Distributions on
the LIBOR Certificates:    On each Distribution Date and after payments of
                           servicing and trustee fees and other expenses, interest distributions from the Interest Remittance
                           Amount will be allocated as follows:

                           (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;

                           (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 Certificates;

                           (iii) to the Class M-1 certificates, their Accrued Certificate Interest;

                           (iv) to the Class M-2 certificates, their Accrued Certificate Interest;

                           (v) to the Class M-3 certificates, their Accrued Certificate Interest;

                           (vi) to the Class M-4 certificates, their Accrued Certificate Interest;

                           (vii) to the Class B-1 certificates, their Accrued Certificate Interest;

                           (viii) to the Class B-2 certificates, their Accrued Certificate Interest;

                           (ix) to the Class B-3 certificates, their Accrued Certificate Interest; and

                           (x) to the Class B-4 certificates, their Accrued Certificate Interest.

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Principal Distribution
on the LIBOR Certificates:          On each Distribution Date (a) prior to the
                                    Stepdown Date or (b) on which a Trigger
                                    Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:


                                    (i)      to the Class A Certificates,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                    (ii)     to the Class M-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (iii)    to the Class M-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    iv)      to the Class M-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (v)      to the Class M-4 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vi)     to the Class B-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vii)    to the Class B-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;


                                    (viii)   to the Class B-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                    (ix)     to the Class B-4 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero

                                    On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)      to the Class A Certificates, the
                                             lesser of the Principal
                                             Distribution Amount and the Class A
                                             Principal Distribution Amount,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                    (ii)     to the Class M-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (iii)    to the Class M-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (iv)     to the Class M-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (v)      to the Class M-4 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-4 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Principal Distribution on the
LIBOR Certificates (cont'd):        (vi)     to the Class B-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vii)    to the Class B-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (viii)   to the Class B-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                    (ix)     to the Class B-4 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-4 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero.

Allocation of Principal Payments
to the Class A Certificates:        All principal distributions to the holders
                                    of the Class A Certificates on any
                                    Distribution Date will be allocated
                                    concurrently between the Class A-1
                                    Certificates, on the one hand, and the Class
                                    A-2 Certificates, on the other hand, based on the Class A Principal Allocation
                                    Percentage for the Class A-1 Certificates and the Class A-2 Certificates, as applicable. However, if the Class
                                    Certificate Balances of the Class A
                                    Certificates in either Class A Certificate
                                    Group are reduced to zero, then the
                                    remaining amount of principal distributions distributable to the Class A Certificate
                                    Group on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                                    Dates, will be distributed to the holders of the Class A Certificates in the other Class
                                    A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans.

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Allocation of Principal
Payments to the Class A
Certificates:(contd.)               Any principal distributions allocated to the
                                    Class A-1 Certificates are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates until their Class Certificate balance has been reduced to zero.

                                    Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and finally to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero.

                                    Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

Cap Provider:                       Barclays Bank PLC, as Cap Provider, is a
                                    bank authorized and regulated by the United
                                    Kingdom's Financial Services Authority and is a member of the London Stock Exchange. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap Agreements:       The LIBOR Certificates (other than the Class
                                    A-1 Certificates) will have the benefit of three interest rate cap agreements provided by the Cap Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing
                                    Date.

Class A-2 Interest Rate Cap:        The Class A-2 Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class A-2 Cap Agreement"), with an initial notional amount of $7,620,800 provided by the Cap Provider. In connection with the first 26 Distribution Dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve
                                    Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                                    (i) the 1-month LIBOR rate as of that
                                    Distribution Date and (ii) a cap ceiling rate ranging from[9.746%] to [9.839%] over a specified cap strike rate (ranging from [6.429%] to [9.839%]), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that
                                    Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Cap Agreement will terminate following the Distribution Date in [May]
                                    2007.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class M Interest Rate Cap:          The Class M Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class M Cap Agreement"), with an
                                    initial notional amount of $5,352,100
                                    provided by the Cap Provider. In connection with the first 26 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund
                                    Account, an amount equal to the product of
                                    (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [8.930%], over a specified cap strike rate (ranging from [5.886%] to [8.930%]), and (b) the product of the Class M notional balance and the
                                    index rate multiplier set forth in the
                                    attached Interest Rate Cap Schedule for that
                                    Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the Distribution Date in [May]
                                    2007.

Class B Interest Rate Cap:          The Class B Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class B Cap Agreement"), with an
                                    initial notional amount of $1,557,300
                                    provided by the Cap Provider. In connection with the first 26 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund
                                    Account, an amount equal to the product of
                                    (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [7.590%], over a specified cap strike rate (ranging from [4.546%] to [7.590%]), and (b) the product of the Class B notional balance and the
                                    index rate multiplier set forth in the
                                    attached Interest Rate Cap Schedule for that
                                    Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the Distribution Date in [May]
                                    2007.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Allocation of Net Monthly
Excess Cash Flow:                   For any Distribution Date, any Net Monthly
                                    Excess Cash Flow shall be paid as follows:

                                    (a)      to the holders of the Class M-1
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (b)      to the holders of the Class M-1
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (c)      to the holders of the Class M-2
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (d)      to the holders of the Class M-2
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (e)      to the holders of the Class M-3
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (f)      to the holders of the Class M-3
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (g)      to the holders of the Class M-4
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (h)      to the holders of the Class M-4
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (i)      to the holders of the Class B-1
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (j)      to the holders of the Class B-1
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (k)      to the holders of the Class B-2
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (l)      to the holders of the Class B-2
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (m)      to the holders of the Class B-3
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (n)      to the holders of the Class B-3
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (o)      to the holders of the Class B-4
                                             certificates, any Unpaid Interest
                                             Amount;

                                    (p)      to the holders of the Class B-4
                                             certificates, any Unpaid Realized
                                             Loss Amount;

                                    (q)      to the Excess Reserve Fund Account,
                                             the amount of any Basis Risk
                                             Payment for that Distribution Date;

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Allocation of Net Monthly
Excess Cash Flow (cont'd):          (r)      (i) from any Class A-2 Interest
                                             Rate Cap Payment on deposit in the
                                             Excess Reserve Fund Account with
                                             respect to that Distribution Date,
                                             an amount equal to any unpaid
                                             remaining Basis Risk Carry Forward
                                             Amount with respect to the Class
                                             A-2 Certificates for that
                                             Distribution Date, allocated (a)
                                             first, among the Class A-2A, Class
                                             A-2B and Class A-2C certificates,
                                             pro rata, based upon their
                                             respective Class Certificate
                                             Balances only with respect to those
                                             Class A-2 Certificates with an
                                             outstanding Basis Risk Carry
                                             Forward Amount and (b) second, any
                                             remaining amounts to the Class
                                             A-2A, Class A-2B and Class A-2C
                                             certificates, pro rata, based on
                                             any Basis Risk Carry Forward
                                             Amounts remaining unpaid, in order
                                             to reimburse such unpaid amounts,
                                             (ii) from any Class M Interest Cap
                                             Payment on deposit in the Excess
                                             Reserve Fund Account with respect
                                             to that Distribution Date, an
                                             amount equal to any unpaid
                                             remaining Basis Risk Carry Forward
                                             Amount with respect to the Class M
                                             certificates for that Distribution
                                             Date, allocated (a) first, among
                                             the Class M-1, Class M-2, Class M-3
                                             and Class M-4 certificates, pro
                                             rata, based upon their respective
                                             Class Certificate Balances only
                                             with respect to those Class M
                                             Certificates with an outstanding
                                             Basis Risk Carry Forward Amount and
                                             (b) second, any remaining amounts
                                             to the Class M-1, Class M-2, Class
                                             M-3 and Class M-4 certificates, pro
                                             rata, based on any Basis Risk Carry
                                             Forward Amounts remaining unpaid,
                                             in order to reimburse such unpaid
                                             amounts, and (iii) from any Class B
                                             Interest Rate Cap Payment on
                                             deposit in the Excess Reserve Fund
                                             Account with respect to that
                                             Distribution Date, an amount equal
                                             to any unpaid remaining Basis Risk
                                             Carry Forward Amount with respect
                                             to the Class B certificates for
                                             that Distribution Date, allocated
                                             (a) first, among the Class B-1,
                                             Class B-2, Class B-3 and Class B-4
                                             certificates, pro rata, based upon
                                             their respective Class Certificate
                                             Balances only with respect to those
                                             Class B Certificates with an
                                             outstanding Basis Risk Carry
                                             Forward Amount and (b) second, any
                                             remaining amounts to the Class B-1,
                                             Class B-2, Class B-3 and Class B-4
                                             certificates, pro rata, based on
                                             any Basis Risk Carry Forward
                                             Amounts remaining unpaid, in order
                                             to reimburse such unpaid amounts;

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Allocation of Net Monthly
Excess Cash Flow (cont'd)           (s)      from funds on deposit in the Excess
                                             Reserve Fund Account (not including
                                             any Interest Rate Cap Payment
                                             included in that account) with
                                             respect to that Distribution Date,
                                             an amount equal to any unpaid Basis
                                             Risk Carry Forward Amount remaining
                                             with respect to the LIBOR
                                             Certificates for that Distribution
                                             Date to the LIBOR Certificates in
                                             the same order and priority in
                                             which Accrued Certificate Interest
                                             is allocated among those classes of
                                             certificates except that the Class
                                             A Certificates will be paid (i)
                                             first, pro rata based on their
                                             respective Class Certificate
                                             Balances only with respect to those
                                             Class A Certificates with an
                                             outstanding Basis Risk Carry
                                             Forward Amount, and (ii) second,
                                             pro rata based on any remaining
                                             unpaid Basis Risk Carry Forward
                                             Amount;
                                    (t)      to the Class X certificates, those
                                             amounts as described in the pooling
                                             and
                                             servicing agreement; and

                                    (u)      to the holders of the Class R
                                             certificates, any remaining amount.







Summary of Terms (cont'd)

Interest Remittance Amount:         With respect to any Distribution Date and
                                    the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Accrued Certificate Interest:       For each class of LIBOR Certificates on any
                                    Distribution Date, the amount of interest accrued during the related Interest Accrual
                                    Period on the related Class Certificate
                                    Balance immediately prior to such
                                    Distribution Date at the related
                                    Pass-Through Rate, as reduced by that
                                    class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil
                                    Relief Act or any similar state statute.

Principal Distribution Amount:      For each Distribution Date will equal the
                                    sum of (i) the Basic Principal Distribution
                                    Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal Distribution
Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly Excess Cash Flow:       Available Funds remaining after the amount
                                    necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal Distribution
Amount:                             As of any Distribution Date, the lesser of
                                    (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Subordination Deficiency, if any, for that Distribution Date.

Total Monthly Excess Spread:        As to any Distribution Date equals the
                                    excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related
                                    Servicer Remittance Date, net of the
                                    servicing fee and trustee fee, over (y) the amount paid as interest to the LIBOR
                                    Certificates at their respective
                                    Pass-Through Rates.

Subordinated Amount:                With respect to any Distribution Date, the
                                    excess, if any, of (a) the aggregate Stated
                                    Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate Class Certificate
                                    Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance
                                    Amount on those certificates on that
                                    Distribution Date).

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Specified Subordinated Amount:      Prior to the Stepdown Date, an amount equal
                                    to 2.10% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the
                                    Cut-off Date. On and after the Stepdown
                                    Date, an amount equal to 4.20% of the
                                    aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date;
                                    provided, however, that if, on any
                                    Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated
                                    Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated Amount:         With respect to any Distribution Date, the
                                    excess, if any, of (a) the Subordinated
                                    Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination Deficiency:           With respect to any Distribution Date, the
                                    excess, if any, of (a) the Specified
                                    Subordinated Amount for that Distribution
                                    Date over (b) the Subordinated Amount for that Distribution Date.

Principal Remittance Amount:        With respect to any Distribution Date, to
                                    the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts
                                    (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related
                                    Determination Date or advanced by the
                                    Servicer for the related Servicer Remittance
                                    Date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current
                                    Distribution Date; (v) the Substitution
                                    Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call
                                    (to the extent they relate to principal).

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class A Principal Allocation
Percentage:                         For any Distribution Date is the percentage
                                    equivalent of a fraction, determined as
                                    follows:

                                    (1)      with respect to the Class A-1
                                             Certificates, a fraction, the
                                             numerator of which is the portion
                                             of the Principal Remittance Amount
                                             for that Distribution Date that is
                                             attributable to the principal
                                             received or advanced on the Group I
                                             Mortgage Loans and the denominator
                                             of which is the Principal
                                             Remittance Amount for that
                                             Distribution Date; and

                                    (2)      with respect to the Class A-2
                                             Certificates, a fraction, the
                                             numerator of which is the portion
                                             of the Principal Remittance Amount
                                             for that Distribution Date that is
                                             attributable to the principal
                                             received or advanced on the Group
                                             II Mortgage Loans and the
                                             denominator of which is the
                                             Principal Remittance Amount for
                                             that Distribution Date.

Class A Principal Distribution
Amount:                             For any Distribution Date is the excess of
                                    (a) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 57.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Class M-1 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 67.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Class M-2 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                    (a) approximately 73.70% of the aggregate
                                    Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class M-3 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 84.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Class M-4 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                    (a) approximately 87.10% of the aggregate
                                    Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Summary of Terms (cont'd)

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class B-1 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution
                                    Date), and (f) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 89.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Class B-2 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution
                                    Date), (f) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date) and (g) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                    (a) approximately 91.80% of the aggregate
                                    Stated Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date over $1,790,039.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Class B-3 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution
                                    Date), (f) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution
                                    Date), and (h) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 93.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

Class B-4 Principal Distribution
Amount With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution
                                    Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution
                                    Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution
                                    Date), (f) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution
                                    Date), (h) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal Distribution Amount on that Distribution Date), and (i) the Class Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                    (a) approximately 95.80% of the aggregate
                                    Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,790,039.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

PPC (%)                                 50           75          100          125          150          175
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2A      WAL (yrs)                       2.00         1.34         1.00         0.79         0.64         0.54
          First Payment Date         4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
          Expected Final Maturity    7/25/2009    2/25/2008    5/25/2007   11/25/2006    8/25/2006    5/25/2006
          Window                        1 - 52       1 - 35       1 - 26       1 - 20       1 - 17       1 - 14
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2B      WAL (yrs)                       6.30         4.21         3.00         2.17         1.75         1.46
          First Payment Date         7/25/2009    2/25/2008    5/25/2007   11/25/2006    8/25/2006    5/25/2006
          Expected Final Maturity    5/25/2014    5/25/2011   10/25/2009   12/25/2007    6/25/2007    1/25/2007
          Window                      52 - 110      35 - 74      26 - 55      20 - 33      17 - 27      14 - 22
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2C      WAL (yrs)                      13.18         9.03         6.68         4.93         3.16         2.26
          First Payment Date         5/25/2014    5/25/2011   10/25/2009   12/25/2007    6/25/2007    1/25/2007
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010   12/25/2007
          Window                     110 - 185     74 - 128      55 - 95      33 - 74      27 - 60      22 - 33
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-1       WAL (yrs)                      10.29         6.99         5.30         4.69         4.87         4.05
          First Payment Date         3/25/2010    7/25/2008    7/25/2008    1/25/2009    8/25/2009   12/25/2007
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      40 - 95      46 - 74      53 - 60      33 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-2       WAL (yrs)                      10.29         6.99         5.27         4.50         4.38         4.05
          First Payment Date         3/25/2010    7/25/2008    6/25/2008   10/25/2008    3/25/2009    2/25/2009
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      39 - 95      43 - 74      48 - 60      47 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-3       WAL (yrs)                      10.29         6.99         5.24         4.39         4.05         3.69
          First Payment Date         3/25/2010    7/25/2008    5/25/2008    7/25/2008    9/25/2008    7/25/2008
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      38 - 95      40 - 74      42 - 60      40 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-4       WAL (yrs)                      10.29         6.99         5.24         4.32         3.88         3.45
          First Payment Date         3/25/2010    7/25/2008    5/25/2008    6/25/2008    8/25/2008    5/25/2008
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      38 - 95      39 - 74      41 - 60      38 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-1       WAL (yrs)                      10.29         6.99         5.23         4.30         3.83         3.37
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    7/25/2008    4/25/2008
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      37 - 95      38 - 74      40 - 60      37 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-2       WAL (yrs)                      10.29         6.99         5.22         4.28         3.78         3.32
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    6/25/2008    3/25/2008
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      37 - 95      38 - 74      39 - 60      36 - 49
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-3       WAL (yrs)                      10.29         6.99         5.22         4.28         3.76         3.29
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    5/25/2008    2/25/2008
          Expected Final Maturity    8/25/2020   11/25/2015    2/25/2013    5/25/2011    3/25/2010    4/25/2009
          Window                      60 - 185     40 - 128      37 - 95      38 - 74      38 - 60      35 - 49

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

PPC (%)                                 50           75          100          125          150          175
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2A      WAL (yrs)                       2.00         1.34         1.00         0.79         0.64         0.54
          First Payment Date         4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
          Expected Final Maturity    7/25/2009    2/25/2008    5/25/2007   11/25/2006    8/25/2006    5/25/2006
          Window                        1 - 52       1 - 35       1 - 26       1 - 20       1 - 17       1 - 14
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2B      WAL (yrs)                       6.30         4.21         3.00         2.17         1.75         1.46
          First Payment Date         7/25/2009    2/25/2008    5/25/2007   11/25/2006    8/25/2006    5/25/2006
          Expected Final Maturity    5/25/2014    5/25/2011   10/25/2009   12/25/2007    6/25/2007    1/25/2007
          Window                      52 - 110      35 - 74      26 - 55      20 - 33      17 - 27      14 - 22
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2C      WAL (yrs)                      14.88         10.5         7.85         5.87         3.86         2.26
          First Payment Date         5/25/2014    5/25/2011   10/25/2009   12/25/2007    6/25/2007    1/25/2007
          Expected Final Maturity    9/25/2032    9/25/2027    9/25/2022    2/25/2019    6/25/2016   12/25/2007
          Window                     110 - 330     74 - 270     55 - 210     33 - 167     27 - 135      22 - 33
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-1       WAL (yrs)                      11.20         7.73         5.87         5.15         5.42         6.09
          First Payment Date         3/25/2010    7/25/2008    7/25/2008    1/25/2009    8/25/2009   12/25/2007
          Expected Final Maturity    8/25/2030    9/25/2024    1/25/2020   12/25/2016    9/25/2014    7/25/2014
          Window                      60 - 305     40 - 234     40 - 178     46 - 141     53 - 114     33 - 112
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-2       WAL (yrs)                      11.17         7.70         5.81         4.94         4.72         4.49
          First Payment Date         3/25/2010    7/25/2008    6/25/2008   10/25/2008    3/25/2009    2/25/2009
          Expected Final Maturity   10/25/2029    9/25/2023    4/25/2019    4/25/2016    2/25/2014    7/25/2012
          Window                      60 - 295     40 - 222     39 - 169     43 - 133     48 - 107      47 - 88
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-3       WAL (yrs)                      11.11         7.64         5.75         4.79         4.37         3.96
          First Payment Date         3/25/2010    7/25/2008    5/25/2008    7/25/2008    9/25/2008    7/25/2008
          Expected Final Maturity   12/25/2028   11/25/2022    8/25/2018    9/25/2015    9/25/2013    3/25/2012
          Window                      60 - 285     40 - 212     38 - 161     40 - 126     42 - 102      40 - 84
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
M-4       WAL (yrs)                      11.02         7.55         5.67         4.67         4.16         3.68
          First Payment Date         3/25/2010    7/25/2008    5/25/2008    6/25/2008    8/25/2008    5/25/2008
          Expected Final Maturity   11/25/2026   10/25/2020   12/25/2016    6/25/2014    8/25/2012    5/25/2011
          Window                      60 - 260     40 - 187     38 - 141     39 - 111      41 - 89      38 - 74
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-1       WAL (yrs)                      10.93         7.49         5.60         4.60         4.06         3.58
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    7/25/2008    4/25/2008
          Expected Final Maturity   11/25/2025   12/25/2019    4/25/2016   11/25/2013    3/25/2012   12/25/2010
          Window                      60 - 248     40 - 177     37 - 133     38 - 104      40 - 84      37 - 69
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-2       WAL (yrs)                      10.82         7.39         5.52         4.52         3.97         3.49
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    6/25/2008    3/25/2008
          Expected Final Maturity    8/25/2024   12/25/2018    6/25/2015    4/25/2013    9/25/2011    7/25/2010
          Window                      60 - 233     40 - 165     37 - 123      38 - 97      39 - 78      36 - 64
-------   -----------------------   ----------   ----------   ----------   ----------   ----------   ----------
B-3       WAL (yrs)                      10.65         7.26         5.42         4.44         3.88         3.40
          First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    5/25/2008    2/25/2008
          Expected Final Maturity    6/25/2023    1/25/2018   10/25/2014    9/25/2012    3/25/2011    3/25/2010
          Window                      60 - 219     40 - 154     37 - 115      38 - 90      38 - 72      35 - 60

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

CPR (%)                                 20           25           30
-------   -----------------------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.20         0.94         0.77
          First Payment Date         4/25/2005    4/25/2005    4/25/2005
          Expected Final Maturity   11/25/2007    4/25/2007   11/25/2006
          Window                        1 - 32       1 - 25       1 - 20
A-2B      WAL (yrs)                       3.82         2.86         2.18
          First Payment Date        11/25/2007    4/25/2007   11/25/2006
          Expected Final Maturity   11/25/2010    8/25/2009   12/25/2007
          Window                       32 - 68      25 - 53      20 - 33
A-2C      WAL (yrs)                       8.28         6.52         5.07
          First Payment Date        11/25/2010    8/25/2009   12/25/2007
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      68 - 118      53 - 93      33 - 76
M-1       WAL (yrs)                       6.41         5.22         4.74
          First Payment Date         4/25/2008    8/25/2008   12/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      41 - 93      45 - 76
M-2       WAL (yrs)                       6.41         5.18         4.56
          First Payment Date         4/25/2008    7/25/2008   10/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      40 - 93      43 - 76
M-3       WAL (yrs)                       6.41         5.15         4.45
          First Payment Date         4/25/2008    5/25/2008    7/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      38 - 93      40 - 76
M-4       WAL (yrs)                       6.41         5.13         4.39
          First Payment Date         4/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      38 - 93      39 - 76
B-1       WAL (yrs)                       6.41         5.13         4.37
          First Payment Date         4/25/2008    5/25/2008    5/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      38 - 93      38 - 76
B-2       WAL (yrs)                       6.41         5.11         4.35
          First Payment Date         4/25/2008    4/25/2008    5/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      37 - 93      38 - 76
B-3       WAL (yrs)                       6.41         5.11         4.35
          First Payment Date         4/25/2008    4/25/2008    5/25/2008
          Expected Final Maturity    1/25/2015   12/25/2012    7/25/2011
          Window                      37 - 118      37 - 93      38 - 76

CPR Sensitivity
To MATURITY

CPR (%)                                 20           25           30
-------   -----------------------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.20         0.94         0.77
          First Payment Date         4/25/2005    4/25/2005    4/25/2005
          Expected Final Maturity   11/25/2007    4/25/2007   11/25/2006
          Window                        1 - 32       1 - 25       1 - 20
A-2B      WAL (yrs)                       3.82         2.86         2.18
          First Payment Date        11/25/2007    4/25/2007   11/25/2006
          Expected Final Maturity   11/25/2010    8/25/2009   12/25/2007
          Window                       32 - 68      25 - 53      20 - 33
A-2C      WAL (yrs)                       9.64         7.64         5.99
          First Payment Date        11/25/2010    8/25/2009   12/25/2007
          Expected Final Maturity    5/25/2026    6/25/2022    6/25/2019
          Window                      68 - 254     53 - 207     33 - 171
M-1       WAL (yrs)                       7.11         5.78         5.20
          First Payment Date         4/25/2008    8/25/2008   12/25/2008
          Expected Final Maturity    6/25/2023   11/25/2019    4/25/2017
          Window                      37 - 219     41 - 176     45 - 145
M-2       WAL (yrs)                       7.08         5.72         5.00
          First Payment Date         4/25/2008    7/25/2008   10/25/2008
          Expected Final Maturity    5/25/2022    1/25/2019    7/25/2016
          Window                      37 - 206     40 - 166     43 - 136
M-3       WAL (yrs)                       7.02         5.64         4.86
          First Payment Date         4/25/2008    5/25/2008    7/25/2008
          Expected Final Maturity    8/25/2021    5/25/2018   12/25/2015
          Window                      37 - 197     38 - 158     40 - 129
M-4       WAL (yrs)                       6.94         5.56         4.74
          First Payment Date         4/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    9/25/2019   10/25/2016    8/25/2014
          Window                      37 - 174     38 - 139     39 - 113
B-1       WAL (yrs)                       6.88         5.50         4.68
          First Payment Date         4/25/2008    5/25/2008    5/25/2008
          Expected Final Maturity   11/25/2018    1/25/2016    1/25/2014
          Window                      37 - 164     38 - 130     38 - 106
B-2       WAL (yrs)                       6.79         5.41         4.59
          First Payment Date         4/25/2008    4/25/2008    5/25/2008
          Expected Final Maturity   12/25/2017    4/25/2015    6/25/2013
          Window                      37 - 153     37 - 121      38 - 99
B-3       WAL (yrs)                       6.66         5.31         4.51
          First Payment Date         4/25/2008    4/25/2008    5/25/2008
          Expected Final Maturity    1/25/2017    8/25/2014   11/25/2012
          Window                      37 - 142     37 - 113      38 - 92

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

Breakeven CDR Analysis

Assumptions:

PPC: 100%
Triggers in effect (i.e., Triggers Failing)
Sequential Trigger is never in effect
Forward LIBOR
Lag to Recovery: 12 Months
Loss Severity: 50%
Breakeven CDR produces the 1st dollar of writedown
To Maturity

Class   CDR       Cumulative Loss (1)
-----   ------    -------------------
M-1     19.908%                 21.90%
M-2     16.424%                 19.32%
M-3     11.474%                 14.97%
M-4     10.140%                 13.64%
B-1      8.983%                 12.41%
B-2      8.151%                 11.48%
B-3      7.291%                 10.49%

(1) As a percentage of the mortgage loan balance as of the Cut-off Date.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

               Schedule of Available Funds and Supplement Interest
                         Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
April 2005                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
May 2005                   10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
June 2005                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
July 2005                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
August 2005                10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
September 2005             10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
October 2005               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
November 2005              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
December 2005              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
January 2006               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
February 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
March 2006                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
April 2006                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
May 2006                   10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
June 2006                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
July 2006                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
August 2006                10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
September 2006             10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
October 2006               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
November 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
December 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
January 2007               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
February 2007              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
March 2007                 10.24          10.24          10.24          9.79          9.79          9.79          9.79          9.79
April 2007                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
May 2007                   10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
June 2007                     --          10.83          10.83         10.31         10.31         10.31         10.31         10.31
July 2007                     --          11.22          11.22         10.65         10.65         10.65         10.65         10.65
August 2007                   --          10.88          10.88         10.31         10.31         10.31         10.31         10.31
September 2007                --          10.91          10.91         10.31         10.31         10.31         10.31         10.31
October 2007                  --          11.31          11.31         10.65         10.65         10.65         10.65         10.65
November 2007                 --          10.99          10.99         10.31         10.31         10.31         10.31         10.31
December 2007                 --          12.99          12.99         12.20         12.20         12.20         12.20         12.20
January 2008                  --          12.62          12.62         11.81         11.81         11.81         11.81         11.81
February 2008                 --          12.66          12.66         11.81         11.81         11.81         11.81         11.81
March 2008                    --          13.59          13.59         12.62         12.62         12.62         12.62         12.62
April 2008                    --          32.99          32.99         11.81         11.81         11.81         11.81         11.81
May 2008                      --          15.35          15.35         12.20         12.20         12.20         12.20         12.20
June 2008                     --          14.83          14.83         11.86         11.86         11.86         11.86         11.86
July 2008                     --          15.24          15.24         12.26         12.26         12.26         12.26         12.26
August 2008                   --          14.68          14.68         11.86         11.86         11.86         11.86         11.86
September 2008                --          14.60          14.60         11.86         11.86         11.86         11.86         11.86
October 2008                  --          15.02          15.02         12.25         12.25         12.25         12.25         12.25
November 2008                 --          14.53          14.53         11.86         11.86         11.86         11.86         11.86
December 2008                 --          15.06          15.06         12.31         12.31         12.31         12.31         12.31
January 2009                  --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
February 2009                 --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
March 2009                    --          16.13          16.13         13.19         13.19         13.19         13.19         13.19
April 2009                    --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
May 2009                      --          15.05          15.05         12.31         12.31         12.31         12.31         12.31
June 2009                     --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
July 2009                     --          15.05          15.05         12.30         12.30         12.30         12.30         12.30
August 2009                   --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
September 2009                --          14.57          14.57         11.91         11.91         11.91         11.91         11.91
October 2009                  --          15.05          15.05         12.30         12.30         12.30         12.30         12.30
November 2009                 --             --          14.57         11.90         11.90         11.90         11.90         11.90
December 2009                 --             --          15.13         12.34         12.34         12.34         12.34         12.34
January 2010                  --             --          14.64         11.94         11.94         11.94         11.94         11.94
February 2010                 --             --          14.64         11.94         11.94         11.94         11.94         11.94
March 2010                    --             --          16.21         13.22         13.22         13.22         13.22         13.22
April 2010                    --             --          14.64         11.94         11.94         11.94         11.94         11.94
May 2010                      --             --          15.13         12.34         12.34         12.34         12.34         12.34
June 2010                     --             --          14.69         11.96         11.96         11.96         11.96         11.96
July 2010                     --             --          15.18         12.36         12.36         12.36         12.36         12.36
August 2010                   --             --          14.69         11.96         11.96         11.96         11.96         11.96
September 2010                --             --          14.69         11.96         11.96         11.96         11.96         11.96
October 2010                  --             --          15.18         12.36         12.36         12.36         12.36         12.36

Distribution Date   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   ------------
                    Actual/360     Actual/360
April 2005                 9.50           9.50
May 2005                   9.50           9.50
June 2005                  9.50           9.50
July 2005                  9.50           9.50
August 2005                9.50           9.50
September 2005             9.50           9.50
October 2005               9.50           9.50
November 2005              9.50           9.50
December 2005              9.50           9.50
January 2006               9.50           9.50
February 2006              9.50           9.50
March 2006                 9.50           9.50
April 2006                 9.50           9.50
May 2006                   9.50           9.50
June 2006                  9.50           9.50
July 2006                  9.50           9.50
August 2006                9.50           9.50
September 2006             9.50           9.50
October 2006               9.50           9.50
November 2006              9.50           9.50
December 2006              9.50           9.50
January 2007               9.50           9.50
February 2007              9.50           9.50
March 2007                 9.79           9.79
April 2007                 9.50           9.50
May 2007                   9.50           9.50
June 2007                 10.31          10.31
July 2007                 10.65          10.65
August 2007               10.31          10.31
September 2007            10.31          10.31
October 2007              10.65          10.65
November 2007             10.31          10.31
December 2007             12.20          12.20
January 2008              11.81          11.81
February 2008             11.81          11.81
March 2008                12.62          12.62
April 2008                11.81          11.81
May 2008                  12.20          12.20
June 2008                 11.86          11.86
July 2008                 12.26          12.26
August 2008               11.86          11.86
September 2008            11.86          11.86
October 2008              12.25          12.25
November 2008             11.86          11.86
December 2008             12.31          12.31
January 2009              11.91          11.91
February 2009             11.91          11.91
March 2009                13.19          13.19
April 2009                11.91          11.91
May 2009                  12.31          12.31
June 2009                 11.91          11.91
July 2009                 12.30          12.30
August 2009               11.91          11.91
September 2009            11.91          11.91
October 2009              12.30          12.30
November 2009             11.90          11.90
December 2009             12.34          12.34
January 2010              11.94          11.94
February 2010             11.94          11.94
March 2010                13.22          13.22
April 2010                11.94          11.94
May 2010                  12.34          12.34
June 2010                 11.96          11.96
July 2010                 12.36          12.36
August 2010               11.96          11.96
September 2010            11.96          11.96
October 2010              12.36          12.36

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. this includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

               Schedule of Available Funds and Supplement Interest
                         Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
November 2010                 --             --          14.69         11.96         11.96         11.96         11.96         11.96
December 2010                 --             --          15.23         12.38         12.38         12.38         12.38         12.38
January 2011                  --             --          14.74         11.98         11.98         11.98         11.98         11.98
February 2011                 --             --          14.74         11.98         11.98         11.98         11.98         11.98
March 2011                    --             --          16.31         13.27         13.27         13.27         13.27         13.27
April 2011                    --             --          14.74         11.98         11.98         11.98         11.98         11.98
May 2011                      --             --          15.23         12.38         12.38         12.38         12.38         12.38
June 2011                     --             --          14.73         11.98         11.98         11.98         11.98         11.98
July 2011                     --             --          15.22         12.38         12.38         12.38         12.38         12.38
August 2011                   --             --          14.73         11.98         11.98         11.98         11.98         11.98
September 2011                --             --          14.73         11.98         11.98         11.98         11.98         11.98
October 2011                  --             --          15.22         12.37         12.37         12.37         12.37         12.37
November 2011                 --             --          14.73         11.97         11.97         11.97         11.97         11.97
December 2011                 --             --          15.22         12.37         12.37         12.37         12.37         12.37
January 2012                  --             --          14.73         11.97         11.97         11.97         11.97         11.97
February 2012                 --             --          14.73         11.97         11.97         11.97         11.97         11.97
March 2012                    --             --          15.75         12.80         12.80         12.80         12.80         12.80
April 2012                    --             --          14.73         11.97         11.97         11.97         11.97         11.97
May 2012                      --             --          15.22         12.37         12.37         12.37         12.37         12.37
June 2012                     --             --          14.73         11.97         11.97         11.97         11.97         11.97
July 2012                     --             --          15.22         12.37         12.37         12.37         12.37         12.37
August 2012                   --             --          13.57         11.97         11.97         11.97         11.97         11.97
September 2012                --             --          12.69         11.97         11.97         11.97         11.97         11.97
October 2012                  --             --          13.13         12.36         12.36         12.36         12.36         12.36
November 2012                 --             --          12.73         11.96         11.96         11.96         11.96         11.96
December 2012                 --             --          13.18         12.36         12.36         12.36         12.36         12.36
January 2013                  --             --          12.77         11.96         11.96         11.96         11.96         11.96
February 2013                 --             --          12.80         11.96         11.96         11.96         11.96         11.96
March 2013                    --             --          14.20         13.24         13.24         13.24         13.24         13.24
April 2013                    --             --          12.85         11.96         11.96         11.96         11.96         11.96
May 2013                      --             --          13.30         12.36         12.36         12.36         12.36         12.36
June 2013                     --             --          12.90         11.96         11.96         11.96         11.96         11.96
July 2013                     --             --          13.35         12.36         12.36         12.36         12.36         12.36
August 2013                   --             --          12.95         11.96         11.96         11.96         11.96         11.96
September 2013                --             --          12.98         11.96         11.96         11.96         11.96         11.96
October 2013                  --             --          13.44         12.36         12.36         12.36         12.36         12.36
November 2013                 --             --          13.04         11.96         11.96         11.96         11.96         11.96
December 2013                 --             --          13.50         12.35         12.35         12.35         12.35         12.35
January 2014                  --             --          13.10         11.96         11.96         11.96         11.96         11.96
February 2014                 --             --          13.13         11.95         11.95         11.95         11.95         11.95
March 2014                    --             --          14.57         13.24         13.24         13.24         13.24         13.24
April 2014                    --             --          13.20         11.95         11.95         11.95         11.95         11.95
May 2014                      --             --          13.67         12.35         12.35         12.35         12.35         12.35
June 2014                     --             --          13.27         11.95         11.95         11.95         11.95         11.95
July 2014                     --             --          13.74         12.35         12.35         12.35         12.35         12.35
August 2014                   --             --          13.34         11.95         11.95         11.95         11.95         11.95
September 2014                --             --          13.38         11.95         11.95         11.95         11.95         11.95
October 2014                  --             --          13.86         12.35         12.35         12.35         12.35         12.35
November 2014                 --             --          13.46         11.95         11.95         11.95         11.95         11.95
December 2014                 --             --          13.95         12.35         12.35         12.35         12.35         12.35
January 2015                  --             --          13.54         11.95         11.95         11.95         11.95         11.95
February 2015                 --             --          13.58         11.95         11.95         11.95         11.95         11.95
March 2015                    --             --          15.09         13.23         13.23         13.23         13.23         13.23
April 2015                    --             --          13.67         11.95         11.95         11.95         11.95         11.95
May 2015                      --             --          14.18         12.34         12.34         12.34         12.34         12.34
June 2015                     --             --          13.77         11.95         11.95         11.95         11.95         11.95
July 2015                     --             --          14.28         12.34         12.34         12.34         12.34         12.34
August 2015                   --             --          13.87         11.95         11.95         11.95         11.95         11.95
September 2015                --             --          13.92         11.94         11.94         11.94         11.94         11.94
October 2015                  --             --          14.44         12.34         12.34         12.34         12.34         12.34
November 2015                 --             --          14.02         11.94         11.94         11.94         11.94         11.94
December 2015                 --             --          14.55         12.34         12.34         12.34         12.34         12.34
January 2016                  --             --          14.14         11.94         11.94         11.94         11.94         11.94
February 2016                 --             --          14.20         11.94         11.94         11.94         11.94         11.94
March 2016                    --             --          15.24         12.77         12.77         12.77         12.77         12.77
April 2016                    --             --          14.32         11.94         11.94         11.94         11.94         11.94
May 2016                      --             --          14.86         12.34         12.34         12.34         12.34         12.34
June 2016                     --             --          14.45         11.94         11.94         11.94         11.94         11.94

Distribution Date   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   ------------
                    Actual/360     Actual/360
November 2010             11.96          11.96
December 2010             12.38          12.38
January 2011              11.98          11.98
February 2011             11.98          11.98
March 2011                13.27          13.27
April 2011                11.98          11.98
May 2011                  12.38          12.38
June 2011                 11.98          11.98
July 2011                 12.38          12.38
August 2011               11.98          11.98
September 2011            11.98          11.98
October 2011              12.37          12.37
November 2011             11.97          11.97
December 2011             12.37          12.37
January 2012              11.97          11.97
February 2012             11.97          11.97
March 2012                12.80          12.80
April 2012                11.97          11.97
May 2012                  12.37          12.37
June 2012                 11.97          11.97
July 2012                 12.37          12.37
August 2012               11.97          11.97
September 2012            11.97          11.97
October 2012              12.36          12.36
November 2012             11.96          11.96
December 2012             12.36          12.36
January 2013              11.96          11.96
February 2013             11.96          11.96
March 2013                13.24          13.24
April 2013                11.96          11.96
May 2013                  12.36          12.36
June 2013                 11.96          11.96
July 2013                 12.36          12.36
August 2013               11.96          11.96
September 2013            11.96          11.96
October 2013              12.36          12.36
November 2013             11.96          11.96
December 2013             12.35          12.35
January 2014              11.96          11.96
February 2014             11.95          11.95
March 2014                13.24          13.24
April 2014                11.95          11.95
May 2014                  12.35          12.35
June 2014                 11.95          11.95
July 2014                 12.35          12.35
August 2014               11.95          11.95
September 2014            11.95          11.95
October 2014              12.35          12.35
November 2014             11.95          11.95
December 2014             12.35             --
January 2015              11.95             --
February 2015             11.95             --
March 2015                13.23             --
April 2015                11.95             --
May 2015                  12.34             --
June 2015                 11.95             --
July 2015                 12.34             --
August 2015               11.95             --
September 2015               --             --
October 2015                 --             --
November 2015                --             --
December 2015                --             --
January 2016                 --             --
February 2016                --             --
March 2016                   --             --
April 2016                   --             --
May 2016                     --             --
June 2016                    --             --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. this includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

               Schedule of Available Funds and Supplement Interest
                         Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
July 2016                     --             --          15.00         12.34         12.34         12.34         12.34            --
August 2016                   --             --          14.58         11.94         11.94         11.94         11.94            --
September 2016                --             --          14.65         11.94         11.94         11.94         11.94            --
October 2016                  --             --          15.22         12.34         12.34         12.34         12.34            --
November 2016                 --             --          14.80         11.94         11.94         11.94         11.94            --
December 2016                 --             --          15.37         12.34         12.34         12.34         12.34            --
January 2017                  --             --          14.95         11.94         11.94         11.94         11.94            --
February 2017                 --             --          15.03         11.94         11.94         11.94         11.94            --
March 2017                    --             --          16.74         13.22         13.22         13.22            --            --
April 2017                    --             --          15.20         11.94         11.94         11.94            --            --
May 2017                      --             --          15.80         12.34         12.34         12.34            --            --
June 2017                     --             --          15.38         11.94         11.94         11.94            --            --
July 2017                     --             --          15.98         12.34         12.34         12.34            --            --
August 2017                   --             --          15.56         11.94         11.94         11.94            --            --
September 2017                --             --          15.66         11.94         11.94         11.94            --            --
October 2017                  --             --          16.28         12.34         12.34         12.34            --            --
November 2017                 --             --          15.86         11.94         11.94         11.94            --            --
December 2017                 --             --          16.49         12.34         12.34         12.34            --            --
January 2018                  --             --          16.07         11.94         11.94         11.94            --            --
February 2018                 --             --          16.18         11.94         11.94         11.94            --            --
March 2018                    --             --          18.03         13.22         13.22         13.22            --            --
April 2018                    --             --          16.40         11.94         11.94         11.94            --            --
May 2018                      --             --          17.07         12.34         12.34         12.34            --            --
June 2018                     --             --          16.64         11.94         11.94         11.94            --            --
July 2018                     --             --          17.33         12.34         12.34         12.34            --            --
August 2018                   --             --          16.90         11.94         11.94         11.94            --            --
September 2018                --             --          17.03         11.94         11.94         11.94            --            --
October 2018                  --             --          17.74         12.34         12.34         12.34            --            --
November 2018                 --             --          17.30         11.94         11.94            --            --            --
December 2018                 --             --          18.03         12.34         12.34            --            --            --
January 2019                  --             --          17.59         11.94         11.94            --            --            --
February 2019                 --             --          17.74         11.94         11.94            --            --            --
March 2019                    --             --          19.81         13.22         13.22            --            --            --
April 2019                    --             --          18.05         11.94         11.94            --            --            --
May 2019                      --             --          18.82         12.34         12.34            --            --            --
June 2019                     --             --          18.38         11.94         11.94            --            --            --
July 2019                     --             --          19.17         12.34            --            --            --            --
August 2019                   --             --          18.73         11.94            --            --            --            --
September 2019                --             --          18.91         11.94            --            --            --            --
October 2019                  --             --          19.74         12.34            --            --            --            --
November 2019                 --             --          19.56         11.97            --            --            --            --
December 2019                 --             --          20.44         12.38            --            --            --            --
January 2020                  --             --          19.98         11.98            --            --            --            --
February 2020                 --             --          20.19         11.98            --            --            --            --
March 2020                    --             --          21.82         12.80            --            --            --            --
April 2020                    --             --          20.63         11.98            --            --            --            --
May 2020                      --             --          21.57            --            --            --            --            --
June 2020                     --             --          21.29            --            --            --            --            --
July 2020                     --             --          22.46            --            --            --            --            --
August 2020                   --             --          22.21            --            --            --            --            --
September 2020                --             --          22.73            --            --            --            --            --
October 2020                  --             --          24.06            --            --            --            --            --
November 2020                 --             --          23.88            --            --            --            --            --
December 2020                 --             --          25.34            --            --            --            --            --
January 2021                  --             --          25.23            --            --            --            --            --
February 2021                 --             --          25.99            --            --            --            --            --
March 2021                    --             --          29.70            --            --            --            --            --
April 2021                    --             --          27.74            --            --            --            --            --
May 2021                      --             --          29.70            --            --            --            --            --
June 2021                     --             --          29.86            --            --            --            --            --
July 2021                     --             --          32.13            --            --            --            --            --
August 2021                   --             --          32.47            --            --            --            --            --
September 2021                --             --          34.03            --            --            --            --            --
October 2021                  --             --          36.98            --            --            --            --            --
November 2021                 --             --          37.80            --            --            --            --            --
December 2021                 --             --          41.45            --            --            --            --            --
January 2022                  --             --          42.80            --            --            --            --            --

Distribution Date   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   ------------
                    Actual/360     Actual/360
July 2016                    --             --
August 2016                  --             --
September 2016               --             --
October 2016                 --             --
November 2016                --             --
December 2016                --             --
January 2017                 --             --
February 2017                --             --
March 2017                   --             --
April 2017                   --             --
May 2017                     --             --
June 2017                    --             --
July 2017                    --             --
August 2017                  --             --
September 2017               --             --
October 2017                 --             --
November 2017                --             --
December 2017                --             --
January 2018                 --             --
February 2018                --             --
March 2018                   --             --
April 2018                   --             --
May 2018                     --             --
June 2018                    --             --
July 2018                    --             --
August 2018                  --             --
September 2018               --             --
October 2018                 --             --
November 2018                --             --
December 2018                --             --
January 2019                 --             --
February 2019                --             --
March 2019                   --             --
April 2019                   --             --
May 2019                     --             --
June 2019                    --             --
July 2019                    --             --
August 2019                  --             --
September 2019               --             --
October 2019                 --             --
November 2019                --             --
December 2019                --             --
January 2020                 --             --
February 2020                --             --
March 2020                   --             --
April 2020                   --             --
May 2020                     --             --
June 2020                    --             --
July 2020                    --             --
August 2020                  --             --
September 2020               --             --
October 2020                 --             --
November 2020                --             --
December 2020                --             --
January 2021                 --             --
February 2021                --             --
March 2021                   --             --
April 2021                   --             --
May 2021                     --             --
June 2021                    --             --
July 2021                    --             --
August 2021                  --             --
September 2021               --             --
October 2021                 --             --
November 2021                --             --
December 2021                --             --
January 2022                 --             --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

               Schedule of Available Funds and Supplement Interest
                         Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
February 2022                 --             --          45.98            --            --            --            --            --
March 2022                    --             --          55.10            --            --            --            --            --
April 2022                    --             --          54.37            --            --            --            --            --
May 2022                      --             --          62.09            --            --            --            --            --
June 2022                     --             --          67.37            --            --            --            --            --
July 2022                     --             --          79.53            --            --            --            --            --
August 2022                   --             --          90.15            --            --            --            --            --
September 2022                --             --         109.43            --            --            --            --            --
October 2022                  --             --         144.95            --            --            --            --            --
November 2022                 --             --         197.51            --            --            --            --            --
December 2022                 --             --         351.58            --            --            --            --            --
January 2023                  --             --        *                  --            --            --            --            --
February 2023                 --             --             --            --            --            --            --            --

Distribution Date   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   ------------
                    Actual/360     Actual/360
February 2022                --             --
March 2022                   --             --
April 2022                   --             --
May 2022                     --             --
June 2022                    --             --
July 2022                    --             --
August 2022                  --             --
September 2022               --             --
October 2022                 --             --
November 2022                --             --
December 2022                --             --
January 2023                 --             --
February 2023                --             --

*On the distributed date in February 2023, the Class A-2C Certificate Balance will be $16,320 and the interest paid is $50,026.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                     March 14, 2005
Securitized Asset Backed Receivables LLC Trust 2005-EC1
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedule

                               Class A-2 Cap Notional Balance
                    -----------------------------------------------------
                                                              Index Rate
Distribution Date   Balance ($)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   ------------   ----------   -----------   -----------
April 2005          7,620,800.00        7.667         9.839         10.00
May 2005            7,412,987.67        6.626         9.837         10.00
June 2005           7,207,607.16        6.429         9.835         10.00
July 2005           7,004,608.96        6.654         9.833         10.00
August 2005         6,803,896.76        6.439         9.831         10.00
September 2005      6,605,407.05        6.444         9.828         10.00
October 2005        6,409,087.92        6.670         9.826         10.00
November 2005       6,214,898.90        6.454         9.823         10.00
December 2005       6,022,810.74        6.803         9.821         10.00
January 2006        5,832,943.15        6.582         9.818         10.00
February 2006       5,645,172.02        6.587         9.815         10.00
March 2006          5,460,324.68        7.319         9.811         10.00
April 2006          5,279,872.93        6.597         9.808         10.00
May 2006            5,103,712.70        6.830         9.804         10.00
June 2006           4,931,742.38        6.701         9.801         10.00
July 2006           4,763,932.55        6.938         9.797         10.00
August 2006         4,600,113.51        6.714         9.793         10.00
September 2006      4,440,190.76        6.721         9.789         10.00
October 2006        4,284,072.05        6.959         9.784         10.00
November 2006       4,131,667.32        6.746         9.780         10.00
December 2006       3,982,897.16        9.273         9.775         10.00
January 2007        3,838,140.58        8.978         9.770         10.00
February 2007       3,696,815.14        8.990         9.764         10.00
March 2007          3,558,839.89        9.839         9.759         10.00
April 2007          3,424,135.81        9.017         9.753         10.00
May 2007            3,292,625.71        9.348         9.746         10.00
June 2007                     --           --            --            --

                                Class M Cap Notional Balance
                    -----------------------------------------------------
                                                              Index Rate
Distribution Date   Balance ($)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   ------------   ----------   -----------   -----------
April 2005          5,352,100.00        7.099         8.930         10.00
May 2005            5,352,100.00        6.077         8.930         10.00
June 2005           5,352,100.00        5.886         8.930         10.00
July 2005           5,352,100.00        6.102         8.930         10.00
August 2005         5,352,100.00        5.887         8.930         10.00
September 2005      5,352,100.00        5.887         8.930         10.00
October 2005        5,352,100.00        6.102         8.930         10.00
November 2005       5,352,100.00        5.887         8.930         10.00
December 2005       5,352,100.00        6.220         8.930         10.00
January 2006        5,352,100.00        6.001         8.930         10.00
February 2006       5,352,100.00        6.001         8.930         10.00
March 2006          5,352,100.00        6.705         8.930         10.00
April 2006          5,352,100.00        6.001         8.930         10.00
May 2006            5,352,100.00        6.220         8.930         10.00
June 2006           5,352,100.00        6.090         8.930         10.00
July 2006           5,352,100.00        6.312         8.930         10.00
August 2006         5,352,100.00        6.090         8.930         10.00
September 2006      5,352,100.00        6.090         8.930         10.00
October 2006        5,352,100.00        6.312         8.930         10.00
November 2006       5,352,100.00        6.093         8.930         10.00
December 2006       5,352,100.00        8.567         8.930         10.00
January 2007        5,352,100.00        8.273         8.930         10.00
February 2007       5,352,100.00        8.273         8.930         10.00
March 2007          5,352,100.00        8.930         8.930         10.00
April 2007          5,352,100.00        8.272         8.930         10.00
May 2007            5,352,100.00        8.568         8.930         10.00
June 2007                     --           --            --            --

                                 Class B Cap Notional Balance
                    -----------------------------------------------------
                                                              Index Rate
Distribution Date   Balance ($)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   ------------   ----------   -----------   -----------
April 2005          1,557,300.00        5.759         7.590         10.00
May 2005            1,557,300.00        4.737         7.590         10.00
June 2005           1,557,300.00        4.546         7.590         10.00
July 2005           1,557,300.00        4.762         7.590         10.00
August 2005         1,557,300.00        4.547         7.590         10.00
September 2005      1,557,300.00        4.547         7.590         10.00
October 2005        1,557,300.00        4.762         7.590         10.00
November 2005       1,557,300.00        4.547         7.590         10.00
December 2005       1,557,300.00        4.880         7.590         10.00
January 2006        1,557,300.00        4.661         7.590         10.00
February 2006       1,557,300.00        4.661         7.590         10.00
March 2006          1,557,300.00        5.365         7.590         10.00
April 2006          1,557,300.00        4.661         7.590         10.00
May 2006            1,557,300.00        4.880         7.590         10.00
June 2006           1,557,300.00        4.750         7.590         10.00
July 2006           1,557,300.00        4.972         7.590         10.00
August 2006         1,557,300.00        4.750         7.590         10.00
September 2006      1,557,300.00        4.750         7.590         10.00
October 2006        1,557,300.00        4.972         7.590         10.00
November 2006       1,557,300.00        4.753         7.590         10.00
December 2006       1,557,300.00        7.227         7.590         10.00
January 2007        1,557,300.00        6.933         7.590         10.00
February 2007       1,557,300.00        6.933         7.590         10.00
March 2007          1,557,300.00        7.590         7.590         10.00
April 2007          1,557,300.00        6.932         7.590         10.00
May 2007            1,557,300.00        7.228         7.590         10.00
June 2007                     --           --            --            --

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-EC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005 -EC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up -to-date. The Information contained herein is preliminary and has been prepared solely for information al purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of th e Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

                                       32